RIDGEWORTH FUNDS

Supplement dated May 15, 2015 to the

Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2014

RidgeWorth Large Cap Growth Stock Fund

RidgeWorth Small Cap Growth Stock Fund

The information in this supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

Effective May 14, 2015, Mr. Christopher Guinther, Chief Investment Officer of Silvant Capital Management LLC (“Silvant”), is no longer a portfolio manager of the Large Cap Growth Stock Fund and Small Cap Growth Stock Fund (the “Funds”). All references to Mr. Guinther contained in the Prospectus and Statement of Additional Information are hereby deleted. Messrs. Bhatia and Sansoterra, Chief Investment Officer of Silvant, will continue as portfolio managers of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 167